THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C
Multi-Fund® 5 Retirement Annuity

Supplement dated October 25, 2024 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2024

This Supplement outlines changes to certain investment options under your individual annuity contract. All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.
The Lincoln Variable Insurance Products Trust has notified us that the LVIP MFS International Equity Managed Volatility Fund will be renamed LVIP Multi-Manager International Equity Managed Volatility Fund on or about November 18, 2024. In addition, the Current Expense has been updated as reflected below. All other information about the fund can be found in the fund’s prospectus.
The following line item will replace the line item for LVIP MFS International Equity Managed Volatility Fund in Appendix A – Funds Available Under The Contract:
Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Capital Appreciation. A fund of funds.	LVIP Multi-Manager International Equity Managed Volatility Fund – Service Class advised by Lincoln Financial Investments Corporation	1.13%*	13.59%	6.52%	3.94%
*This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.

Please retain this Supplement for future reference.